NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED HEREUNDER (COLLECTIVELY, THE "SECURITIES") HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, AND THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (1) THE HOLDER THEREOF SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR (2) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO THE SECURITIES SHALL HAVE BECOME EFFECTIVE.

                               NOVEMBER 6, 1997

                         COMMON STOCK PURCHASE WARRANT

                     To subscribe for and purchase shares
                of Common Stock, par value $.0001 per share, of

                      INKINE PHARMACEUTICAL COMPANY, INC.

         THIS CERTIFIES that, for value received, GEORGE TUSZYNSKI, an individual residing at ____________________________________(the "Holder")
subject to the terms and conditions hereof, shall be entitled to purchase from INKINE PHARMACEUTICAL COMPANY, INC., a New York corporation (the "Company"), at any time or times prior to 5:00 P.M. (New York City Time) on the expiration date of this Warrant set forth in Section 8 below (the "Expiration Date"), One Hundred Twenty Five Thousand (125,000) shares of Common Stock (as defined below) of the Company (individually, a "Warrant Share" and collectively, the "Warrant Shares"), at an aggregate exercise price of $.61 per share, (the "Exercise Price"), or an aggregate purchase price of Seventy Six Thousand Two Hundred Fifty Dollars ($76,250.00). For purposes of this Warrant, the term "Common Stock' shall mean the class of capital stock of the Company designated as its Common Stock, par value $.0001 per share, as constituted on the date hereof.

         Section 1. Exercise of Warrants. This Warrant shall be exercisable, at the election of the Holder, either in full or from time to time in part and, in the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company is hereby irrevocably authorized to countersign and to deliver the required new Warrant pursuant to the provisions of this Warrant. This Warrant, when surrendered upon its exercise, shall be canceled by the Company and shall then be disposed of in a manner satisfactory to the Company. The certificate(s) representing the Warrant Shares shall bear a restrictive legend substantially in the form set forth in Exhibit B attached hereto.

                  (a)      Exercise for Cash

                           This Warrant may be exercised in whole or in part
into the number of Warrant Shares determined in accordance with this Section 1 by delivering it to the Company at its principal executive office with the form of election attached hereto as Exhibit A duly completed and signed, and by paying to the Company the Exercise Price or such pro rata portion of the Exercise Price for the number of Warrant Shares in respect of which this Warrant is then exercised. Payment of the Exercise Price shall be made in cash or Holder's check payable to the order of the Company.

                           Upon surrender of this Warrant and payment of the
Exercise Price, the Company shall issue and cause to be delivered within a reasonable time, not to exceed fifteen calendar days, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon exercise. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares, as of the date of the surrender of this Warrant.

                  (b)      Cashless Exercise

                           This Warrant may be exchanged, in whole or in part
(a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section 1 by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, accompanied by a notice (a "Notice of Exchange") stating that this Warrant is being exchanged and the number of shares of Common Stock to be exchanged. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the nearest whole number) equal to (i) the number of shares specified by the Holder in its Notice of Exchange (the "Total Number") less the number of shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then applicable Exercise Price by (B) the then fair market value (determined as set forth below) per share of Common Stock. For purposes of this Section 1(b), the "fair market value" per share of Common Stock as of any date shall be the average of the closing bid prices of the Common Stock, as reported on the NASDAQ Small-Cap Market, during the five
(5) trading days immediately preceding such date. If this Warrant should be exchanged in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with a duly executed Notice of Exchange, at its office, or by the stock transfer agent of the Company at its office, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exchange, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exchange of this Warrant.

         Section 2. Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant. The Company, however, shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrant Shares in a name other than that of the Holder.

         Section 3. Mutilated, Missing or Lost Warrant. In the event that this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for its loss, theft or destruction, a new Warrant of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of this Warrant.

         Section 4. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of is authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Warrant.

         The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue and payment therefor, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         Section 5. Fractional Shares. No fractional Warrant Shares, or scrip for any such fractional Warrant Shares, shall be issued upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 5, be issuable on the exercise of any Warrant, the Company will (i) if the fraction of a share otherwise issuable is equal to or less than one-half, round-down and issue to the Holder only the whole number of shares of Common Stock to which the Holder is entitled or (ii) if the fraction of a share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled.

         Section 6. Adjustment of Number of Warrant Shares. The number of Warrant Shares issuable upon exercise of the Warrant is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 6.

                  (a)      Change in Common Stock.

                           In case the Company shall (i) pay a dividend in
Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue, by reclassification of its Common Stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder of the Warrant shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this subparagraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b)      Rights Issue.

                           In case the Company shall issue rights, options or
warrants to all holders of its outstanding Common Stock, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in subparagraph (d) below), the number of shares of Common Stock thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such right, options or warrants plus the number of shares of Common Stock which could be purchased at the current market price per share of Common Stock at such record date with: (i) the aggregate purchase price of the total number of shares of Common Stock so offered for subscription or purchase, plus (ii) any consideration received by the Company for such rights, options or warrants. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                  (c)      Other Distributions.

                           In case the Company shall distribute to all holders
of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in subparagraph (a) above or in the paragraph immediately following this paragraph) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase debt securities, assets or other securities of the Company (excluding those referred to in subparagraph (b) above), then in each case the number of shares of Common Stock thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon the exercise of the Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in subparagraph (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair market value of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                           In the event of a distribution by the Company to
all holders of its shares of Common Stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of shares of Common Stock purchasable upon the exercise of the Warrant, the Holder of the Warrant, upon the exercise thereof at any time after such distribution shall be entitled to receive from the Company the stock or other securities to which the Holder would have been entitled if the Holder had exercised the Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6; provided, however, that no adjustment in respect of cash dividends or interest on such stock or other securities shall be made during the term of the Warrant or upon the exercise of a Warrant.

                  (d)      Market Price.

                           As used in this Section 6, the term "market price"
shall mean, for any date, (i) the last sale price for the Common Stock on the principal securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if not so listed or admitted to trading on any securities exchange, the last sale price, or in the absence of a last sale price, the closing bid price, for the Common Stock on the NASDAQ National Market, or
(iii) if the Common Stock shall not be listed on such Market, the the last sale price, or in the absence of a last sale price, the closing bid price, for the Common Stock on the NASDAQ SmallCap Market, or (iv) f the Common Stock shall not be listed on either such Market, the closing bid price in the over-the-counter market, in each such case, unless otherwise provided herein, averaged over a period of 20 consecutive trading days ending on the trading day prior to the date as of which the market price is being determined. If at any time the Common Stock is not listed on any such exchange or such Market or quoted in the over-the-counter market, the market price of the Common Stock shall be deemed to be the fair market value thereof, as determined in good faith by an independent brokerage firm, Standard & Poor's Corporation or Moody's Investors Service, as of a date which is within fifteen calendar days preceding the date as of which the determination is to be made.

                  (e)      No Adjustments; Deferral of Adjustments.

                           No adjustment in the number of shares of Common
Stock purchasable upon the exercise of the Warrant need be made under subparagraphs (b) and (c) if the Company issues or distributes to the Holder of the Warrant the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those subparagraphs which the Holder of the Warrant would have been entitled to receive had the Warrant been exercised immediately prior to the happening of such event or the record date with respect thereto. No adjustment need be made for a change in the par value of the shares of Common Stock.

                           No adjustment in the number of shares of Common
Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock purchasable upon the exercise of the Warrant; provided, however, that any adjustments which by reason of this subparagraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                  (f)      Notice Upon Adjustment.

                           Whenever there is an adjustment in the number or
kind of securities issuable upon exercise of the Warrant as provided in this
Section 6, the Company shall (a) issue a certificate signed by the Chairman of the Board, President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (b) cause a notice stating that such adjustment has been effected and stating the number and kind of securities issuable upon exercise of each Warrant to be sent by First Class Mail postage prepaid, to the Holder of the Warrant Certificate at the address set forth in Section 10 hereof.

                  (g)      Notice Upon Certain Events.

                           If, at any time prior to the Expiration Date, (i)
the Company shall declare any dividend on the Common Stock payable in cash or shares of Common Stock or capital stock of the Company; or (ii) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or (iii) the Company shall authorize the distribution to all holders of shares of Common Stock evidences of its indebtedness or assets; or (iv) the Board of Directors of the Company shall have approved any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale, transfer or lease of all or substantially all of the assets of the Company or any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or (v) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (vi) the Company proposes to take any action which would require an adjustment in the number or kind of securities issuable upon exercise of the Warrant pursuant to this
Section 6; then the Company shall cause to be given to the Holder, at least twenty calendar days prior to the applicable record date specified, or promptly in the case of events for which there is no record date, a written notice stating (A) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights, options, warrants or distribution are to be determined, or (B) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (C) the date on which any such consolidation, merger, sale, transfer, lease, reclassification, change, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, sale, transfer, lease, reclassification, change, dissolution, liquidation or winding up.

                  (h)      Merger, Consolidation, etc.

                           If any capital reorganization or reclassification
of the capital stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of the Warrant shall thereafter have the right to purchase and receive on exercise of such Warrant upon the basis and upon the terms and conditions specified in this Agreement and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares such Common Stock immediately, theretofore purchasable and receivable upon the exercise of the Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of the Warrant to the end that the provisions of this Agreement (including, without limitation, provision for adjustment of the number of shares issuable upon the exercise of the Warrant) shall thereafter be applicable as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrant. The Company shall not effect any such consolidation, merger or sale, unless, prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument acceptable to the Holder, the obligation to deliver to the Holder of the Warrant such shares of stock, securities or asset as, in accordance with the foregoing provisions, the Holder would be entitled to purchase.

         Section 7.  Holder; No Rights as Shareholder; Reports to Shareholders.

                  The Holder shall be deemed the owner of this Warrant for all purposes. The Holder shall not be entitled by virtue of ownership of this Warrant to any rights whatsoever as a shareholder of the Company either at law or in equity, including, without limitation, the right to vote and to receive dividends and other distributions. While this Warrant remains outstanding, the Company shall send to the Holder copies of all reports, correspondence and other documents which the Company sends to its shareholders.

         Section 8.        Expiration Date.

                  This Warrant, in all events, shall expire and be wholly void after 5 P.M. (eastern time) on November 5, 2002.

         Section 9.        Notices.

                  All notices, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered personally, or (b) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid (provided that confirmation of delivery is obtained from such service), to the Company at its principal executive office, and to Holder at the last address reflected in the Company's records for Holder.

         Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided above. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this
Section 10, except that any such change of address notice shall not be effective unless and until received.

         Section 11.       Transfer.

                  This Warrant may not be sold, transferred, pledged, hypothecated or otherwise disposed of without the express prior written consent of the Company at any time (which consent shall not be unreasonably withheld) by the Holder except to an entity which is an "Affiliate" of the Holder, as that term is defined in Rule 405 promulgated under the Securities Act, provided that, in the opinion of counsel reasonably satisfactory to the Company, any such transfer would not result in a violation of the provisions of the Securities Act and applicable state securities laws. Any transfer of this Warrant shall be effective upon delivery of this Warrant and the Form of Transfer of Warrant attached hereto as Exhibit C duly completed and executed and, if required by the Company, the opinion referred to in the preceding sentence, to the principal office of the Company and, thereafter the Company shall issue a new Warrant registered in the name of the transferee. If the Warrant is being transferred in part, the Company shall issue new Warrants, in each case evidencing the right to purchase the appropriate number of Warrant Shares, registered in the names of the Holder and the transferee, as applicable. Upon any transfer of all or any part of this Warrant to any transferee, such transferee shall be deemed the "Holder" of such Warrant as such term is used herein and shall be deemed the owner thereof for all purposes. Each Holder of this Warrant and any Warrant Shares issued upon exercise of this Warrant, by taking or holding the same, consents to and agrees to be bound by the provisions of this Section 11.

         Section 12.       Severability.

                  In the event that one or more of the provisions of this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, but this Warrant shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         Section 13.       Governing Law.

                  This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State.



         IN WITNESS WHEREOF, INKINE PHARMACEUTICAL COMPANY, INC. has caused this Warrant to be signed by its duly authorized officers and dated as of November __, 1997.


                                           INKINE PHARMACEUTICAL COMPANY, INC.

                                           By: /s/  Taffy Williams
                                              --------------------------------
                                                    Taffy Williams, President


Attest:
       ----------------------------


 By:
     ------------------------------


[Corporate Seal]

                                   EXHIBIT A

                               Form of Exercise

                        (to be executed by the Holder)


         The Holder hereby exercises its rights to subscribe for and purchase ____ shares of Class A common stock, par value $.00001 ("Common Stock"), of INKINE PHARMACEUTICAL COMPANY, INC. evidenced by the attached Warrant and herewith makes payment of the Purchase Price of $____________ therefor in full. Please issue a certificate in the name of the Holder for the Common Stock in accordance with the instructions given below and issue a replacement Warrant in the name of the Holder for the unexercised balance, if any, of the right to purchase Warrant Shares evidenced by the attached Warrant which were not exercised hereby.



Dated:
      ---------------------------------     ------------------------------------
                                                           Signature of Holder
Instructions for registration of shares


Social Security or Employer Identification
Number of Holder:
                 -----------------------
Address of Holder:

------------------------------------
Street

------------------------------------
City, State and Zip Code

                                   EXHIBIT B

                          Form of Restrictive Legend
                       To Be Imprinted on Warrant Shares


         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (1) THE HOLDER THEREOF SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLE SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SHARES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR (2) A REGISTRATI0N STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SHARES SHALL HAVE BECOME EFFECTIVE.

                                   EXHIBIT C

                          Form of Transfer of Warrant
                            To Permitted Transferee


         For value received, the Holder hereby sells, assigns and transfers unto _____________ its right to purchase ____________ shares of Class A Common Stock, par value $.00001 per share, of INKINE PHARMACEUTICAL COMPANY, INC. evidenced by the attached Warrant. All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Warrant.


Dated:
      ---------------------------------     ------------------------------------
                                                           Signature of Holder
In the presence of


--------------------------------------


Social Security or Other
Identifying Number of
Transferee:______________________________

Address of Transferee:

--------------------------------------
Street

--------------------------------------
City, State and Zip Code